 T. ROWE PRICE
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 Index Trust, Inc.

    T. Rowe Price Equity Index 500 Fund

 Supplement to prospectus dated May 1, 1999
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 Effective January 1, 2000, Table 3 on page 6 of the prospectus will be revised with the following to reflect the lower management fee and the extension of the expense ratio limitation for the Equity Index 500 Fund:

 Table 3  Fees and Expenses of the Funds
                               Shareholder fees (fees
                               paid directly from your                             Annual fund operating expenses
                                     investment)                           (expenses that are deducted from fund assets)
                                                                                                Total annual fund
         Fund          Redemption fee/a/  Small Account fee/b/  Management fee  Other expenses  operating expenses

  Equity Index 500           0.50%                $10               0.15%/c/        0.29%/c/          0.44%
                       ---------------------------------------------------------------------------------------------
  Extended Equity            0.50                  10               0.40/d/           --              0.40
  Market Index
                       ---------------------------------------------------------------------------------------------
  Total Equity Market        0.50                  10               0.40/d/           --              0.40
  Index
 -------------------------------------------------------------------------------------------------------------------


                       Fee waiver/expense
         Fund            reimbursement     Net expenses

  Equity Index 500           0.09%            0.35%/c/
                       ----------------------------------
  Extended Equity              --             0.40/d/
  Market Index         ----------------------------------
  Total Equity Market          --             0.40/d/
  Index
 -------------------------------------------------------------


 /a/On shares purchased and held for less than six months (details under Contingent Redemption Fees in Pricing Shares and Receiving Sale Proceeds).

 /b/A $2.50 quarterly fee is charged for accounts with balances less than $10,000.

 /c/
   To limit the fund's expenses, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through December 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.40%. Effective January 1, 2000, T. Rowe Price agreed to lower the expense limitation to 0.35% and extend it for a period of one year through December 31, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.35%; however, no reimbursement will be made after December 31, 2001, or if it would result in the expense ratio exceeding 0.35%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

 /d/       The management fee includes operating expenses.
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 The date of this supplement is January 1, 2000.
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                                                               C50-041 01/01/00